UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 11, 2004

                            INFORMEDIX HOLDINGS, INC.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Nevada                        000-50221              88-0462762
(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)          Identification No.)

Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland          20852-4821
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (301) 984-1566

                                 Not Applicable
               ---------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 15, 2004, InforMedix Holdings, Inc. (the "Company") issued a press release, attached hereto as Exhibit 99.2, announcing that Janet Campbell, its President and Chief Operating Officer, has resigned from the Company to tend to the healthcare needs of a family member, effective September 30, 2004, pursuant to a Letter Agreement dated October 11, 2004 by and between the Company and Ms. Campbell, attached hereto as Exhibit 99.1. In addition, Randy Dulin, the Company's Vice President of Sales and Marketing, has been promoted to Senior Vice President, Business Development and Operations, effective September 30, 2004.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not Applicable

(b) Pro forma financial information.

Not Applicable

(c) Exhibits.

Exhibit Number    Description

99.1 Letter Agreement dated October 11, 2004 by and between InforMedix, Inc. and Janet Campbell.

99.2              Press Release dated and issued October 15, 2004.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       INFORMEDIX HOLDINGS, INC.

Date:   October 15, 2004               By: /s/ Bruce A. Kehr
                                           -----------------
                                           Bruce A. Kehr
                                           Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit Number    Description

99.1 Letter Agreement dated October 11, 2004 by and between InforMedix, Inc. and Janet Campbell.

99.2              Press Release dated and issued October 15, 2004.